UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2004

INTERSECTIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

14901 Bogle Drive
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On November 12, 2004, Intersections Inc. (“Intersections”) completed the acquisition of American Background Information Services, Inc., a Virginia corporation (“American Background”), pursuant to the terms and conditions of the Stock Purchase Agreement dated October 14, 2004 (the “Purchase Agreement”) by and among Intersections, American Background and AMSEC Enterprises, L.C., a Virginia limited liability company (“AMSEC”). Pursuant to the Purchase Agreement, Intersections acquired from AMSEC, and AMSEC sold, all of the outstanding stock of American Background for $18.5 million in cash. In addition, Intersections paid approximately $1.4 million to retire the outstanding bank debt of American Background. The parties have agreed that $1.9 million of the purchase price will be held in escrow until May 2006 as security for any claims of Intersections under the Purchase Agreement.

     The cash consideration for the acquisition of American Background was funded with cash on hand. The amount of consideration was determined on the basis of arm’s length negotiations between Intersections and AMSEC.

     The description contained in this Item 2.01 of the transactions contemplated by the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is incorporated by reference as Exhibit 2.1 hereto.

Item 9.01 Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired: In accordance with Item 9.01(a) of Form 8-K, the financial statements for American Background required pursuant to Regulation S-X will be filed by amendment to this Form 8-K on or before January 26, 2005.

          (b) Pro Forma Financial Information: In accordance with Item 9.01(b) of Form 8-K, the pro forma financial information required pursuant to Regulation S-X will be filed by amendment to this Form 8-K on or before January 26, 2005.

          (c) Exhibits:

               Exhibit 2.1 Stock Purchase Agreement dated October 14, 2004 by and among Intersections Inc., American Background Information Services, Inc. and AMSEC Enterprises, L.C.

               Exhibit 99.1 Press release dated November 15, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2004

INTERSECTIONS INC.

By:	/s/ Kenneth D. Schwarz

Kenneth D. Schwarz
Chief Financial Officer

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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

INTERSECTIONS INC.
EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.	ITEM
2.1	Stock Purchase Agreement dated October 14, 2004 by and among Intersections Inc., American Background Information Services, Inc. and AMSEC Enterprises, L.C.

99.1	Press Release dated November 15, 2004

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